UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):	September 10, 2001

GENERAL MAGIC, INC.

(Exact name of registrant as specified in its charter)

DELAWARE ( State or other jurisdiction of incorporation)	000-25374 (Commission File Number)	77-0250147 (I.R.S. Employer Identification Number)

420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94085

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(408) 774-4000

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

     On September 10, 2001, General Magic, Inc., the Registrant, issued a press release announcing that Mark Phillips has joined the Company as Vice President of Product Development. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

(b)	PRO FORMA FINANCIAL INFORMATION. Not applicable.

(c)	EXHIBITS.

Exhibit No.	Description

99.1	Press release of the Registrant, dated September 10, 2001, announcing that Mark Phillips has joined the Company as Vice President of Product Development.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Magic, Inc.

	By:	/s/ Mary E. Doyle

September 12, 2001		Mary E. Doyle
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Registrant, dated September 10, 2001, announcing that Mark Phillips has joined the Company as Vice President of Product Development.